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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2002


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


              Delaware                  1-15951           22-3713430
     (State or other jurisdiction     (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)


                  211 Mount Airy Road
                  Basking Ridge, NJ                          07920
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000
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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a press release reporting the financial results of Avaya Inc., a Delaware corporation (the "Company"), for the fiscal quarter ended December 31, 2001.

         Attached hereto as Exhibit 99.2 is a transcript of the earnings conference call discussing the financial results of the Company for the fiscal quarter ended December 31, 2001.

ITEM 7(c). EXHIBITS

99.1     Press Release, dated January 17, 2002.

99.2     Transcript, Earnings conference call, January 17, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVAYA INC.


Date: January 18, 2002                 By:  /s/ Pamela F. Craven
                                           -----------------------------------
                                           Name: Pamela F. Craven
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

99.1                          Press Release, dated January 17, 2002.

99.2                          Transcript, Earnings conference call, January 17,
                              2002.